Exhibit 10.51

GS-07F-0418K NS-7790

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30	1. REQUISITION NO. 72003040 Basic (P)	Page 1 of 189
2. CONTRACT NO. GS-07F-0418K	3. AWARD/EFFECTIVE DATE: 11/06/02	4. ORDER NO. NS-7790	5. SOLICITATION NO. 13-SSC-P-02-01	6. SOLICITATION ISSUE DATE
7. FOR SOLICITATION INFORMATION CALL	a. NAME Kathy Spainhower Email: Kathy.Spainhower@ssc.nasa.gov	b. TELEPHONE NO. (No collect calls) 228-688-1720	8. OFFER DUE DATE/LOCAL TIME
9. ISSUED BY	CODE	64	10. THIS ACQUISITION IS ☐ UNRESTRICTED	11. DELIVERY FOR DESTINATION	12. DISCOUNT TERMS
NASA/Office of Procurement	☒ SET ASIDE: 100% FOR	UNLESS BLOCK IS MARKED ☐
☒ SMALL BUSINESS
Code DA20, Bldg. 1100	☐ HUBZONE SMALL BUSINESS	☒ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
John C. Stennis Space Center	☐ 8(A)	13b. RATING DOC 9
Stennis Space Center, MS 39529-6000	SIC: NAICS Code 561612 SIZE STD: $10.5M	14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐RFP ☐ RFO
15. DELIVER TO	CODE	64	16. ADMINISTERED BY	CODE
See Schedule	Same as block no. 9
17a. CONTRACTOR/ CODE OFFEROR	69298	FACILITY CODE	18a. PAYMENT WILL BE MADE BY	CODE	EA22
PARAGON SYSTEMS, INC 3317 TRIANA BLVD. SW HUNTSVILLE, AL 35805	NASA/Financial Management Office, Code EA22 Building 1100 John C. Stennis Space Center Stennis Space Center, MS 39529-6000
(256) 533-7598	DUNS: 175357672
TIN: 630937443
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☒ SEE SECTION G
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
Contractor shall provide services as specified in Section B.
(Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION (SEE SECITON G.8)	26. TOTAL AWARD AMOUNT (For Govt. Use Only)

☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED, ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☒ ARE NOT ATTACHED.   NOTE: APPLICABLE CLAUSES IN SECTION 27 ARE INCLUDED IN BASIC GSA CONTRACT)

28.	CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT	29.	AWARD OF CONTRACT: REFERENCE OFFER
☐

AND RETURN THREE (3) COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

☒	DATE 8/19/02, AS REVISED ON 9/23/02. YOUR OFFER [ILLEGIBLE] SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS [ILLEGIBLE] CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS::(ALL)

30a.	SIGNATURE OF OFFEROR/CONTRACTOR	31a.	UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/ Robert N. Luther	/s/ Susan D. Dupuis

30b.	NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)	31c. DATE SIGNED
Robert N. Luther, Executive Vice President	November 1, 2002	SUSAN D. DUPUIS	11-5-2002

32a. QUANTITY IN COLUMN 21 HAS BEEN
ACCEPTED, AND CONFORMS
☐ RECEIVED	☐ INSPECTED	☐ CONTRACT, EXCEPT AS NOTED	33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR
☐ PARTIAL
36. PAYMENT	37. CHECK NUMBER
32b. SIGNATURE OF AUTHORIZED GOVT	32c. DATE	☐ COMPLETE	☐ PARTIAL ☐
38. S/R ACCOUNT NO.	39. S/R VOUCHER NO.	40. PAID BY
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT	42a. RECEIVED BY (Print)
41b. SIGNATURE AND TITLE OF CERTIFYING	41c. DATE	42b. RECEIVED AT (Location)
42c. DATE REC’D	42d. TOTAL

AUTHORIZED FOR LOCAL REPRODUCTION             SEE REVERSE FOR OMB CONTROL               STANDARD FORM 1449 (10-95)

Computer Generated	NUMBER AND PAPERWORK BURDEN STATEMENT	Prescribed by GSA - FAR (48 CFR) 53.212

GS-07F-0418K NS-7790

NATIONAL AERONAUTICS AND SPACE ADMINISTRATION

TABLE OF CONTENTS

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

B.1	DESCRIPTION OF SUPPLIES OR SERVICES AND PRICE/COSTS
B.2	CONTRACT TYPE
B.3	FIRM CORE REQUIREMENTS AND SPECIAL SECURITY REQUESTS
B.4	INDEFINITE DELIVERY INDEFINITE QUANTITY (IDIQ)
B.5	FIRM FIXED PRICE (NASA 1852,216-78) (DEC 1988)
B.6	NOT SEPARATELY PRICED (NSP) LINE ITEMS.

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

C.1	SCOPE OF WORK
C.2	NASA AND SSC DIRECTIVES

SECTION D - PACKAGING AND MARKING

D.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE

SECTION E - INSPECTION AND ACCEPTANCE

E.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE
E.2	GOVERNMENT CONTRACT QUALITY ASSURANCE FUNCTIONS (NFS 1852.246-71) (OCT 1988)
E.3	ACCEPTANCE—SINGLE LOCATION
E.4	CONTRACTOR’S SELF-MONITORING OF PERFORMANCE
E.5	CONSEQUENCES OF CONTRACTOR’S FAILURE TO PERFORM REQUIRED SERVICES FOR ALL WORK
E.6	SURVEILLANCE PLAN
E.7	SURVEILLANCE METHODS
E.8	INSPECTION SYSTEM RECORDS
E.9	SCHEDULE OF DEDUCTIONS

SECTION F - DELIVERIES OR PERFORMANCE

F.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE
F.2	PLACE OF PERFORMANCE
F.3	PERIOD OF PERFORMANCE (1852.211-72) (DEC 1988)

SECTION G - CONTRACT ADMINISTRATION DATA

G.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE
G.2	SUBMISSION OF INVOICES
G.3	ADDITIONAL INVOICING REQUIREMENTS
G.4	ADDITIONAL FINANCIAL TRACKING AND REPORTING

GS-07F-0418K NS-7790

G.5	INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY (NFS 1852.245-71) (JUN 1998)
G.6	LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES (NFS 1852.245-77) (JULY 1997)
G.7	REPAIR OR REPLACEMENT OF GOVERNMENT PROPERTY—SPECIAL CONDITIONS
G.8	ACCOUNTING AND APPROPRIATION DATA

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE
H.2	APPROVAL OF CONTRACT (FAR 52.204-1) (DEC 1989)
H.3	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (52.222-42) (MAY 1989)
H.4	LOCALITY WAGE DETERMINATION UNDER THE SERVICE CONTRACT ACT
H.5	COLLECTIVE BARGAINING AGREEMENT
H.6	SECURITY CLASSIFICATION REQUIREMENTS (NASA 1852.204-75) (SEP 1989)
H.7	GOVERNMENT/CONTRACTOR FURNISHED PROPERTY
H.8	REPAIR OF GOVERNMENT PROPERTY
H.9	MAINTENANCE OF ESSENTIAL INSTALLATION ACCOUNTABLE GOVERNMENT PROPERTY (IAGP)
H.10	MOTOR VEHICLE MANAGEMENT
H.11	LIMITATION OF FUNDS-FIXED PRICE CONTRACT (NASA 1852.232-77) (MAR 1989)
H.12	TASK ORDERING PROCEDURE AND ITS ALTERNATE I (1852.216-80) (October 1996) (This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order)
H.13	NASA CONTRACT DELIVERABLE SYSTEM (CDS)
H.14	EXERCISE OF OPTIONS

SECTION I – CONTRACT CLAUSES

I.1	LISTING OF CLAUSES INCORPORATED BY REFERENCE
I.2	CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (FEB 1998)
I.3	SCA MINIMUM WAGES AND FRINGE BENEFITS APPLICABLE TO SUCCESSOR CONTRACT PURSUANT TO PREDECESSOR CONTRACTOR COLLECTIVE BARGAINING AGREEMENTS (CBA) (52.222-47 (MAY 1989)
I.4	OMBUDSMAN (NFS 1852.215-84) AND ITS ALTERNATE I (JUN 2000)
I-5	MINIMUM/MAXIMUM IDIQ CONTRACT VALUE (This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order)
I.6	DELIVERY ORDER LIMITATIONS (52.216-19) (OCT 1995)(This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order)
I.7	OPTION TO EXTEND THE TERM OF THE CONTRACT (52.217-9) (MAR 2000)

GS-07F-0418K NS-7790

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

Attachment	Description
1	Performance Work Statement
2	Data Requirement Deliverables
3	List of Government Property:
4	Applicable Regulations and Procedures
5	Wage Determinations
6	Collective Bargaining Agreement
7	Security Classification (DD254)
8	Safety and Health Plan

SECTION K – REPRESENTATIONS AND CERTIFICATIONS

K.1	REPRESENTATIONS AND CERTIFICATIONS

GS-07F-0418K NS-7790	RFP 13-SSC-P-02-01

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

B.1                             DESCRIPTION OF SUPPLIES OR SERVICES AND PRICE/COSTS

The contractor shall provide all resources (management, labor, materials, equipment, travel, training, and facilities) necessary to furnish the services and deliver the documentation described in the Contract Line Item Numbers (CLINs) below, except as may be expressly stated in this GSA task order as furnished by the Government,

CLIN #	Description of Service/Supplies	Quantity	Unit Price	Total Price

CLIN 1 Basic Period of Performance – 12 months (November 6, 2002 - November 5, 2003)

CLIN 1A	(FFP) Provide all security and security-related services in accordance with Attachment J-l, (excluding services for CLIN 1C, CLIN 1D, CLIN 1E, & CLIN 1F)	12 MO	*	*

CLIN 1B	(Not Separately Priced (NSP)) Provide data in accordance with Data Requirement Document List (DRD), Attachment J-2.	As Required	NSP	NSP

CLIN 1C	(FFP) Provide all security and security-related services in accordance with Paragraph B.3.b, and Attachment J-1.	1 LOT	*	*

CLIN 1D	(FFP) Provide all security and security-related services for the Mainline Gate in accordance with Paragraph B.3 and Attachment J-1, Paragraph 4.2.6. CLIN 1D HAS BEEN DELETED	0 MO	$0	$0

CLIN 1E	(FFP) Provide all security and security-related services for the SSC E-Complex in accordance with Paragraph B.3 and Attachment J-1, Paragraph 4.2.7. CLIN 1E HAS BEEN DELETED	0 MO	$0	$0

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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CLIN 1F	(IDIQ) Provide security and security-related services in accordance with Clause B.4 and Attachment J.1.	Indeterminate	$ See B.4	$ See B.4

TOTAL CLIN 1A THROUGH CLIN 1C				*

CLIN 2 Option I- Period of Performance - 12 months (November 6, 2003 – November 5, 2004)

CLIN 2A	(FFP) Provide all security and security-related services in accordance with Attachment J-l, (excluding services for CLIN 2C, CLIN 2D, CLIN 2E, & CLIN 2F)	12 MO	*	*

CLIN 2B	(Not Separately Priced (NSP)) Provide data in accordance with Data Requirement Document List (DRD), Attachment J-2	As Required	NSP	NSP

CLIN 2C	(FFP) Provide all security and security-related services in accordance with Paragraph B.3.b, and Attachment J.1.	1 LOT	*	*

CLIN 2D	(FFP) Provide all security and security-related services for the Mainline Gate in accordance with Paragraph B.3 and Attachment J-1, Paragraph 4.2.6. CLIN 2D HAS BEEN DELETED.	0 MO	$0	$0

CLIN 2E

(FFP) Provide all security and security-related services for the SSC E-Complex in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.7. THE START DATE FOR CLIN 2E IS ANTICIPATED TO BE MAY 06, 2004.

		6 MO	*	*

CLIN 2F	(IDIQ) Provide security and security-related services in accordance with Clause B.4 and Attachment J-1.	Indeterminate	$ See B.4	$ See B.4

TOTAL CLIN 2A THROUGH CLIN 2E		*		•

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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CLIN 3 Option II - Period of Performance – 12 months (November 6, 2004 – November 5, 2005)

CLIN 3A	(FFP) Provide all security and security-related services in accordance with Attachment J-l, (excluding services for CLIN 3C, CLIN 3D, CLIN 3E, & CLIN 3F)	12 MO	*	*

CLIN 3B	(Not Separately Priced (NSP)) Provide data in accordance with Data Requirement Document List (DRD), Attachment J-2.	As Required	NSP	NSP

CLIN 3C	(FFP) Provide all security and security-related services in accordance with Paragraph B.3.b, and Attachment J-l.	1 LOT	*	*

CLIN 3D	(FFP) Provide all security and security-related services for the Mainline Gate in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.6. CLIN 3D HAS BEEN DELETED	0 MO	$0	$0

CLIN 3E	(FFP) Provide all security and security-related services for the SSC E-Complex in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.7.	12 MO	*	*

CLIN 3F	(IDIQ) Provide security and security-related services in accordance with Clause B.4 and Attachment J. 1.	Indeterminate	$ See B.4	$ See B.4

TOTAL 3A THROUGH CLIN 3E		*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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CLIN 4 Option III - Period of Performance – 12 months (November 6, 2005 – November 5, 2006)

CLIN 4A	(FFP) Provide all security and security-related services in accordance with Attachment J-l, (excluding services for CLIN 4C, CLIN 4D, CLIN 4E, & CLIN 4F)	12 MO	*	*

CLIN 4B	(Not Separately Priced (NSP)) Provide data in accordance with Data Requirement Document List (DRD), Attachment J-2.	As Required	NSP	NSP

CLIN 4C	(FFP) Provide all security and security-related services in accordance with Paragraph B.3.b, and Attachment J-l.	1 LOT	*	*

CLIN 4D	(FFP) Provide all security and security-related services for the Mainline Gate in accordance with Paragraph B.3 and Attachment J-1, Paragraph 4.2.6.	12 MO	*	*

CLIN 4E	(FFP) Provide all security and security-related services for the SSC E-Complex in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.7.	12 MO	*	*

CLIN 4F	(IDIQ) Provide security and security-related services in accordance with Clause B.4 and Attachment J-l.	Indeterminate	$ See B.4	$ See B.4

TOTAL CLINS 4A THROUGH CLIN 4E		*

CLIN 5 Option IV - Period of Performance – 12 months (November 6, 2006 – November 5, 2007)

CLIN 5A	(FFP) Provide all security and security-related services in accordance with Attachment J-l, (excluding services for CLIN 5C, CLIN 5D, CLIN 5E, & CLIN 5F)	12 MO	*	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

GS-07F-0418K NS-7790	RFP 13-SSC-P-02-01

CLIN 5B	(Not Separately Priced (NSP)) Provide data in accordance with Data Requirement Document List (DRD), Attachment J-2.	As Required	NSP	NSP

CLIN 5C	(FFP) Provide all security and security-related services in accordance with Paragraph B.3.b, and Attachment J-l.	1 LOT	*	*

CLIN 5D	(FFP) Provide all security and security-related services for the Mainline Gate in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.6.	12 MO	*	*

CLIN 5E	(FFP) Provide all security and security-related services for the SSC E-Complex in accordance with Paragraph B.3 and Attachment J-l, Paragraph 4.2.7.	12 MO	*	*

CLIN 5F	(IDIQ) Provide security and security-related services in accordance with Clause B.4 and Attachment J-l.	Indeterminate	$ See B.4	$ See B.4

TOTAL CLINS 5A THROUGH CLIN 5E		*

TOTAL CLIN 1 AND OPTION CLINS, 2, 3, 4, AND 5 (EXCLUDES CLIN F-IDIQ):   *

B.2                             CONTRACT TYPE

The contract type is Firm Fixed Price with an Indefinite Delivery, Indefinite Quantity Line Item.

End-of-Clause)

B.3                             FIRM CORE REQUIREMENTS AND SPECIAL SECURITY REQUESTS

a.  FIRM CORE REQUIREMENTS: The definite quantities of services described in CLINs 1A and 1B (and Option CLINs 2A, 2B, 2E, 3A, 3B, 3E, 4A, 4B, 4D, 4E, 5A, 5B, 5D, and 5E if exercised) are considered to be the firm core requirements of this GSA task order. Costs for CLINs Option CLINs 2E, 3E, 4D, 4E, 5D and 5E, if exercised are segregated as it may be necessary to delay the start date of the period of performance for these CLINs. In the event of a delayed start, the appropriate CLIN amount shall be unilaterally decreased by the unit amount for each full month of performance delay.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

GS-07F-0418K NS-7790	RFP 13-SSC-P-02-01

b.  SPECIAL SECURITY REQUESTS: In addition to the definite quantities defined in Paragraph B.3.a above, CLIN 1C (and Option CLINs 2C, 3C, 4C, and 5C if exercised) includes additional core requirement hours for special security requests. The Contracting Officer may issue Special Security Requests, up to 2000 hours per contract year, for (1.) unplanned activities, such as special events, which are known or unknown reasonably in advance but not included in the firm core requirements, (2.) extraordinary/unforeseen security incidents which cannot be planned and arise unannounced such as hurricanes, tornados, auto accidents, or catastrophic occurrences, and (3.) security support services for emergency ordering. Emergency ordering is defined as security support services required within a period of one (1) hour after notification by the Government to the Contractor. The contractor shall designate a lead and an alternate point of contact that can be notified on a 24 hour period of time for emergency ordering. The Contractor shall accept verbal orders for emergency ordering situations under Special Security Requests from the Contracting Officer regardless of dollar value, or from a designated Contracting Officer’s Technical Representative (COTR) for emergency ordering up to $2,500. If verbal orders are provided by the COTR, written direction in the form of a Special Security Request shall be provided by the Contracting Officer as soon as circumstances permit.

The Contractor shall include the following information in DRD MF01 for Special Security Requests: For each Special Security Request tasking provide, (1.) Special Security Request number (EO for electronic orders and VO for verbal orders), (2.) nature/purpose of the Special Security Request tasking, (3.) the name of the organization in which the service was performed and point of contact, (4.) number of hours expended on the task to date, (5.) if the task is complete or on-going, (6) estimated number of hours for completion, if not complete. The Contractor shall also include the cumulative number of actual hours expended by contract year for all Special Security Request taskings. See Paragraph G.3 for special invoicing instructions.

B.4                             INDEFINITE DELIVERY INDEFINITE QUANTITY (IDIQ)

a.  Security Services that represent work identified within the Performance Work Statement but are above the firm core requirements and in excess of the special security requests (2000 hours per contract year) are considered IDIQ requirements. In addition, training requirements, including travel, (above those required to maintain a qualified workforce) that the Government mandates on the Contractor shall be IDIQ. Security services for demand customers/resident agencies shall be acquired through IDIQ task orders. These IDIQ task orders shall be written in accordance with Clause H.12 and priced as follows:

The following are rate schedules to be utilized for IDIQ work:

Table 1: IDIQ Straight-Time Rates

Labor Classification	CLIN IF	Option CLIN 2F	Option CLIN 3F	Option CLIN 4F	Option CLIN 5F
PROJECT MANAGER	*	*	*	*	*
OPERATIONS MANAGER (APM)	*	*	*	*	*
SHIFT SUPERVISORS	*	*	*	*	*
SECURITY OFFICERS-DAY	*	*	*	*	*
SECURITY OFFICERS-SWING	*	*	*	*	*

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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SECURITY OFFICERS-GRVYD	*	*	*	*	*
DISPATCHERS-DAY	*	*	*	*	*
DISPATCHERS-SWING	*	*	*	*	*
DISPATCHERS-GRVYD	*	*	*	*	*
INVESTIGATOR/SEC ANALYST	*	*	*	*	*
SECURITY/SAFETY TRAINER	*	*	*	*	*
LOCKSMITH	*	*	*	*	*
ADMINISTRATIVE ASST	*	*	*	*	*
WORD PROCESSOR I - VC	*	*	*	*	*
WORD PROCESSOR II - FNVC	*	*	*	*	*

Table 2: IDIQ Overtime Rates

Labor Classification	CLIN 1F	Option CLIN 2F	Option CLIN 3F	Option CLIN 4F	Option CLIN 5F
PROJECT MANAGER	*	*	*	*	*
OPERATIONS MANAGER (APM)	*	*	*	*	*
SHIFT SUPERVISORS	*	*	*	*	*
SECURITY OFFICERS-DAY	*	*	*	*	*
SECURITY OFFICERS-SWING	*	*	*	*	*
SECURITY OFFICERS-GRVYD	*	*	*	*	*
DISPATCHERS-DAY	*	*	*	*	*
DISPATCHERS-SWING	*	*	*	*	*
DISPATCHERS-GRVYD	*	*	*	*	*
INVESTIGATOR/SEC ANALYST	*	*	*	*	*
SECURITY/SAFETY TRAINER	*	*	*	*	*
LOCKSMITH	*	*	*	*	*
ADMINISTRATIVE ASST	*	*	*	*	*
WORD PROCESSOR I - VC	*	*	*	*	*
WORD PROCESSOR II - FNVC	*	*	*	*	*

b.  Travel

It is recognized that the extent of travel necessary in the performance of the work required hereunder can only be estimated. Therefore, this section is established for the purpose of providing appropriate provisions relating to the administration and control of any travel to be performed. Travel that is directly charged to the contract shall be considered above and beyond the FFP scope of effort. Travel shall be authorized by the Contracting Officer in a task order under the appropriate IDIQ CLIN. The contractor must include the purpose of the trip, number of employees traveling, destination, estimated begin and end dates, length of travel (in days), and associated cost breakout in the travel request. At the completion of each trip, a short summary will be provided to the COTR. In performing travel hereunder, the Contractor shall comply with the provisions of FAR 31.205-46. Any foreign travel, if applicable, must be approved in advance by the Contracting Officer, pursuant to NFS 1852.242-71, Travel Outside the U.S.

c.  Any services to be furnished under this contract in support of CLIN 1F (and Option CLINs 2F, 3F, 4F, or 5F, if exercised) shall be ordered by issuance of task orders by the

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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Contracting Officer. The COTR may issue verbal orders for emergency ordering, as defined in Paragraph B.3.b, for task orders up to $2,500. If verbal orders are provided by the COTR, written direction in the form of a Task Order shall be provided by the Contracting Officer as soon as circumstances permit.

d.  The Contractor shall include the following information in DRD MF01 for Task Orders: For each Task Order tasking provide, (1.) Task Order number, (2.) nature/purpose of the Task Order, (3.) the name of the organization in which the service was performed and point of contact, (4.) number of hours expended on the task to date, (5.) if the task is complete or on-going, (6) estimated number of hours for completion, if not complete. The Contractor shall also include the cumulative number of actual hours expended by contract year for all Task Order taskings. See Paragraph G.3 for special invoicing instructions.

e.  All task orders issued in accordance with Paragraph B.4 are subject to the terms and conditions of the GSA contract and this GSA task order. In the event of a conflict between a Paragraph B.4 task order and this GSA task order, the GSA task order shall take precedence.

B.5                             FIRM FIXED PRICE (NASA 1852.216-78) (DEC 1988)

The total firm fixed price of this contract (Contract Line Item Numbers- CLIN 1A, CLIN 1B, CLIN 1C)  *

(End of clause)

B.6                             NOT SEPARATELY PRICED (NSP) LINE ITEMS.

The price for CLIN 1B, Option CLINs 2B, 3B, 4B, and 5B are not separately priced but included in the price for CLIN 1A, Option CLINs 2A, 3A, 4A, and 5A, respectively.

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

C.1 SCOPE OF WORK

The contractor shall provide all resources (management, labor, materials, equipment, travel, training, and facilities) necessary to furnish the services and deliver the documentation described in the Section B.1, Contract Line Item Numbers (CLINs) and Section J, Attachment J-l “Performance Work Statement,” except as may be expressly stated in this GSA task order as furnished by the Government. Performance shall be in accordance with the provisions, terms and conditions of the GSA contract and this GSA task order.

C.2 NASA AND SSC DIRECTIVES

NASA/SSC has and maintains a set of NASA Policy Directives (NPDs), NASA Policy Guidelines (NPGs), SSC Policy Directives (SPDs) and SSC Procedures and Guidelines (SPGs) that establish responsibilities, set minimum standards, and govern all aspects of activity within NASA and at the SSC. The Contractor shall incorporate the provisions of applicable Policy Directives and Policy Guidelines into all organization and planning for performance of this contract and shall comply with those provisions during the term of the

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

GS-07F-0418K NS-7790	RFP 13-SSC-P-02-01

contract. The web address for these policies and directives is http://nodis3.gsfc.nasa.gov/library/main_lib.html.

SECTION D - PACKAGING AND MARKING

D.1                             LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

I. NASA FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 18)

CLAUSE NUMBER	DATE	TITLE

1852.211-70	JUN 00	PACKAGING, HANDLING, AND TRANSPORTATION

(End Of Clause)

SECTION E - INSPECTION AND ACCEPTANCE

E.1                               LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER	DATE	TITLE

52.246-4	AUG 1996	INSPECTION OF SERVICES–FIXED-PRICE

(End Of Clause)

E.2                               GOVERNMENT CONTRACT QUALITY ASSURANCE FUNCTIONS (NFS 1852.246-71) (OCT 1988)

In accordance with the Inspection clause of this contract, the Government intends to perform the following functions at the locations indicated.

Item	Quality Assurance Function	Location

All Services	Final Inspection	SSC

All Services	Acceptance	SSC

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E.3                               ACCEPTANCE—SINGLE LOCATION

The Contracting Officer or authorized representative will accomplish acceptance of services at Stennis Space Center. For the purpose of this clause, the designated Contracting Officer’s Technical Representative is the authorized representative. The Contracting Officer reserves the right to unilaterally designate a different Government agent as the authorized representative. The Contracting Officer will notify the Contractor by a written notice or by a copy of the delegation of authority.

E.4.                            CONTRACTOR’S SELF-MONITORING OF PERFORMANCE

This GSA task order is performance based and the Government may make deductions to the Contractor’s invoice if the Contractor fails to perform the required services. The Contractor shall develop a Quality Management Plan, conduct performance surveillance activities and submit monthly reports in accordance with DRD MA10.

The Contractor’s Self-Monitoring of Performance, along with the Government Surveillance Plan, will be used as a tool by the Government to assess the contractor’s performance and to determine deductions pursuant to the Clause entitled: Consequences of the Contractor’s Failure to Perform Required Services.

Performance surveillance reports that are required by DRD MA10 shall be submitted each month. For each instance where the Contractor is found to be inaccurate in monthly self-monitoring, a unilateral deduction of $500 will be deducted from the Contractor’s total monthly invoice. Performance evaluation meetings may be conducted to discuss deficiencies and any performance improvements as appropriate.

E.5                               CONSEQUENCES OF CONTRACTOR’S FAILURE TO PERFORM REQUIRED SERVICES FOR ALL WORK

a.  The Contractor is responsible for totally fulfilling the performance requirements of this contract. In addition to Paragraph E.4, the Government will deduct from the Contractor’s invoice or otherwise withhold payment for any items of nonconforming service. A requirement may be determined to be partially complete if the Contractor satisfactorily completes some, but not all, of the work requirements. In addition to all of the rights the Government may have, the Government shall, for partially completed work, make the deductions, as set forth below,

b.  The Government will give the Contractor written notice of deficiencies prior to deducting for nonperformed or unsatisfactory work. Therefore:

1.               In the case of nonperformed work, the Government

a.               Will deduct from the Contractor’s invoice all amounts associated with such nonperformed work as established by the PWS or as provided by other provisions of this GSA task order, unless the Contractor is permitted or required to perform pursuant to paragraph b. below and satisfactorily completes the work;

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b.              May, at its option, afford the Contractor an opportunity to perform the nonperformed work within a reasonable period subject to the discretion of the Contracting Officer’s Technical Representative (COTR), a deduction may be taken for schedule delays; or

c.               May, at its option, perform the services using Government personnel or other means.

2.               In the case of unsatisfactory work (as identified in Exhibit J-1.4 to the PWS), the Government

a.               Will deduct from the Contractor’s invoice all amounts associated with such unsatisfactory work as established by the PWS or as provided by other provisions of the GSA task order; unless the Government afforded the Contractor an opportunity to re-perform pursuant to paragraph b. below and satisfactorily completes the work; a deduction may be taken for schedule delays.

b.              May, at its option, afford the Contractor an opportunity to re-perform the unsatisfactory work within a reasonable period subject to the discretion of the Contracting Officer’s Technical Representative (COTR); or

c.               May, at its option, perform the services with Government personnel or other means.

c.  Should the Government elect options B.1.a., B.1.b., B.2.a., or B.2.b. above, the Government may at its sole discretion assess alternative remedies if:  (1) the Contractor is working in good faith with the Government to correct the problem(s) in the future and (2) the Contractor does not have a repetitive trend of nonperformance and unsatisfactory work for the same requirements.

d.  Should the Government elect B.1.c. or B.2.c. above, the Government will reduce the GSA task order payment by the amount paid to any Government personnel (based on wages, retirement and fringe benefits, plus material), and the actual costs of other means that accomplished the services.

e.  Where the Government exercises its options in B.l.b. or B.2.b. the Contractor’s original evaluation results shall not be modified upon re-evaluation. Instead, any payment reduction shall be offset by a credit for satisfactory re-performance, however, a deduction may be taken for schedule delays.

f.  Not withstanding any other provisions noted above, the Government’s exercise of rights under Paragraph E.5 shall not diminish its rights for termination in accordance with Clause 52, 212-4 due to either (1) single occurrences of such nonperformance or unsatisfactory performance, or (2) multiple occurrences of nonperformance or unsatisfactory performance, regardless of whether deductions were taken.

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E.6                               SURVEILLANCE PLAN

A Surveillance Plan for Security Services has been developed and will be implemented by the Contracting Officer’s Technical Representative (COTR) as a part of the contract administration and monitoring activities conducted to assure that the Government receives products and services that conform to contract requirements. The nature and extent of quality assurance surveillance contemplated in this plan will be based on the specific content of the contractor’s Quality Management Plan (DRD MA10).

E.7                               SURVEILLANCE METHODS

The Government may use any and all methods deemed necessary to ensure that the Contractor’s employees are in a constant state of awareness and readiness. These methods may include uniformed or undercover surveillance by NASA staff; intrusion tests by undercover NASA staff to evaluate the guards’ actions; and surveys of building tenants regarding the Security Officers’ performance, including the Security Officers’ professionalism, courtesy, and knowledge of their assigned duties.

The methods of surveillance that may be used, including but not limited to, are:

General Observation (GO):  Evaluation shall be through general observation of site conditions. Obvious failure to perform work shall be recorded and the information provided to the COTR.

Documentation Check (DC):  Plans, reports, and schedules submitted by the Contractor will be reviewed for content to confirm that contractual requirements are planned, scheduled, and reported in a thorough, concise, and accurate manner. The Contractor is responsible for accurately reporting work that was either rescheduled or not completed. Work reported as not completed should be recorded and provided to the CO/COTR.

Validated Customer Complaint (VCC):  The Government shall validate selected customer complaints as soon as practical after receipt of a survey form/complaint. A score of “below average” or “unsatisfactory” shall be considered as a customer complaint. The CO/COTR shall be provided this information within 2 business days of the receipt of the survey form/complaint.

Unscheduled Inspection (UI):  Unscheduled inspections may be conducted on any location/operation, at any time, but will usually be limited to those of particular importance, such as critical areas or areas where performance problems are suspected. Unscheduled inspections will normally be conducted when performance is below satisfactory or has a trended decrease. The CO/COTR shall be made aware of all findings from these inspections.

Planned Inspection (PI):  This involves a planned approach of inspecting for performance, which may or may not be shared with the Contractor. Depending upon results of evaluations, more samples may be planned and added during the evaluation period. The CO/COTR shall be made aware of all findings from these inspections.

In the event a serious breach of assigned duty by the Contractor’s employee(s) is identified during a quality control exercise, the CO and/or COTR shall immediately contact

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the Contractor to discuss the Government’s findings and the steps the Contractor will take to correct the problem(s).

E.8                               INSPECTION SYSTEM RECORDS

The Contractor shall maintain records evidencing inspections in accordance with the Inspection clause of this contract for 3 years after delivery of all items and/or completion of all services called for by the contract.

E.9                               SCHEDULE OF DEDUCTIONS

Deductions shall be taken by the Government for services not provided and may be taken for substandard service. A deduction may be applied for each infraction as determined by the Contracting Officer and/or Contracting Officer’s Technical Representative (COTR). The value of the deduction will range from a minimum of $500 for each infraction to the maximum of the value of the non-performed or unsatisfactorily performed work plus $500.

The COTR will document any deductions, calculate the amount to be deducted, and present the documentation to the Contractor and the Contracting Officer. Should the Contractor disagree with the findings, an appeal may be made to the Contracting Officer. The contractor will reduce the next monthly invoice by the amount of the final deduction as approved by the Contracting Officer.

The Contract will be modified on an annual basis to decrease the total contract amount for the deductions taken.

SECTION F - DELIVERIES OR PERFORMANCE

F.1                               LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER	DATE	TITLE

52.242-15	AUG 1989	STOP-WORK ORDER
52.247-34	NOV 1991	F.O.B. DESTINATION

(End Of Clause)

F.2                               PLACE OF PERFORMANCE

The contractor shall perform the work under this contract at the John C. Stennis Space Center, Stennis Space Center, MS 39529-6000 and at such other locations as may be approved in writing by the Contracting Officer.

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F.3                               PERIOD OF PERFORMANCE (1852.211-72) (DEC 1988)

The period of performance and effective ordering period shall be as follows:

CLIN 1	Base Period: November 6, 2002 – November 5, 2003
CLIN 2	Option Year 1: November 6, 2003 – November 5, 2004 except
CLIN 2E performance period is from May 6, 2004 – November 5, 2004
CLIN 3	Option Year 2: November 6, 2004 – November 5, 2005
CLIN 4	Option Year 3: November 6, 2005 – November 5, 2006
CLIN 5	Option Year 4: November 6, 2006 – November 5, 2007

IDIQ Task Orders may be issued under this contract during the entire effective period.

SECTION G - CONTRACT ADMINISTRATION DATA

G.1                             LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER	DATE	TITLE

52.245-19	APR 1984	GOVERNMENT PROPERTY FURNISHED “AS IS”

II. NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

CLAUSE NUMBER	DATE	TITLE

1852.223-71	DEC 1988	FREQUENCY AUTHORIZATION
1852.242-73	JUL 2000	NASA CONTRACTOR FINANCIAL MANAGEMENT REPORTING
1852.245-70	JUL 1997	CONTRACTOR REQUESTS FOR GOVERNMENT OWNED EQUIPMENT
1852.245-73	SEP 2000	FINANCIAL REPORTING OF NASA PROPERTY IN THE CUSTODY OF CONTRACTORS

(End Of Clause)

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G.2                             SUBMISSION OF INVOICES

a.  Invoices shall be prepared in accordance with the Prompt Payment clause of this contract, and shall be submitted to the following address for verification of work performance in accordance with Paragraph E.4 prior to payment:

NASA John C. Stennis Space Center

NASA Contracting Officer

Ref: Contract No. GS-07F-0418K, Order No. NS-7790

Office of Procurement – Code DA20

Stennis Space Center, MS 39529-6000

Upon verification of work, the contracting officer shall forward the invoices to:

NASA John C. Stennis Space Center

NASA Financial Management Officer

Bldg. 1100, Code EA22

Stennis Space Center, MS 39529-6000

The Contract Number and a Taxpayer’s Identification Number (TIN) shall be annotated on each voucher.

G.3                             ADDITIONAL INVOICING REQUIREMENTS

Charges for the Fixed Core Requirements, Special Service Requests, and IDIQ shall be tracked separately and identified separately on each invoice.

G.4                             ADDITIONAL FINANCIAL TRACKING AND REPORTING

The Contractor shall provide cost and manhour data at the work order level monthly (based on the number of weeks per month identified in the SSC fiscal calendar) for both the fixed-price and the indefinite delivery indefinite quantity activities for inclusion in the SSC sitewide reporting system in an electronic flat file format (DRD MF01). This data is due by close of business Tuesday following the end of the SSC fiscal month. The fixed price financial data will consist of estimated manhours and total costs for the applicable tasks at the work order level. The indefinite delivery indefinite quantity (IDIQ) financial data will consist of negotiated manhours and total cost based on a percentage of each task completed with the fiscal month identified on the SSC fiscal calendar at the work order level. The Contractor will process reimburseable work orders and estimates into the Funds Availability System (FAS) and obtain FAS acceptance and reservation of funds before work is performed. The FAS will by updated by the Contractor as work is completed or work orders are amended. The Contractor’s system shall be capable of allocating other SSC costs (non-contract) against Stennis Work Requests (SWR’s) either as a direct charge or as an add-on (adders to contract costs). These adders will be developed by a cooperative effort between the Contractor and the government. The Contractor’s system will be required to provide the capability to distribute non-contract cost with no impact to the contract (i.e. monthly occupancy distribution).

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G.5                             INSTALLATION-ACCOUNTABLE GOVERNMENT PROPERTY (NFS 1852.245-71) (JUN 1998)

(a)  The Government property described in the clause at 1852.245-77, List of Installation-Accountable Property and Services, shall be made available to the Contractor on a no-charge basis for use in performance of this contract. This property shall be utilized only within the physical confines of the NASA installation that provided the property. Under this clause, the Government retains accountability for, and title to, the property, and the Contractor assumes the following user responsibilities:

(1)  Reporting any missing or untagged (meeting the criteria for control) equipment, transfer, location change, or user change of equipment to the cognizant property custodian.

(2)  Notifying the cognizant property custodian, supervisor, and the Installation Security Officer immediately if theft of Government property is suspected.

(3)  Ensuring that such equipment is used only in pursuit of approved NASA programs and projects.

(4)  Identifying equipment not being actively used in pursuit of approved NASA programs and projects.

(5)  Ensuring that equipment is turned in to the Property Disposal Officer through the cognizant property custodian when no longer needed. Under no circumstances will an employee throw away Government equipment.

(6)  At Installations with full-time property custodians, assigned users retain all responsibilities including notifying cognizant property custodian of all activity associated with the user’s assigned equipment.

(7)  The Contractor shall perform maintenance, calibration and repair on Essential Installation Accountable Government Property, Attachment J-3, List 1 in accordance with FAR 45.509.1.

(8)  The contractor shall establish and adhere to a system of written procedures for compliance with these user responsibilities. Such procedures must include holding employees liable, when appropriate, for loss, damage, or destruction of Government property.

(b)(l) The official accountable record keeping, physical inventory, financial control, and reporting of the property subject to this clause shall be retained by the Government and accomplished by the installation Supply and Equipment Management Officer (SEMO) and Financial Management Officer.  If this contract provides for the contractor to acquire property, title to which will vest in the Government, the following additional procedures apply:

(i)  The contractor’s purchase order shall require the vendor to deliver the property to the installation central receiving area;

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(ii)  The contractor shall furnish a copy of each purchase order, prior to delivery by the vendor, to the installation central receiving area:

(iii)  The contractor shall establish a record of the property as required by FAR 45.5 and 1845.5 and furnish to the Industrial Property Officer a DD Form 1149 Requisition and Invoice/Shipping Document (or installation equivalent) to transfer accountability to the Government within 5 working days after receipt of the property by the contractor. The contractor is accountable for all contractor-acquired property until the property is transferred to the Government’s accountability.

(iv)  Contractor use of Government property at an off-site location and off-site subcontractor use require advance approval of the contracting officer and notification of the SEMO. The contractor shall assume accountability and financial reporting responsibility for such property. The contractor shall establish records and property control procedures and maintain the property in accordance with the requirements of FAR Part 45.5 until its return to the installation.

(2)  After transfer of accountability to the Government, the contractor shall continue to maintain such internal records as are necessary to execute the user responsibilities identified in paragraph (a) and document the acquisition, billing, and disposition of the property. These records and supporting documentation shall be made available, upon request, to the SEMO and any other authorized representatives of the contracting officer.

(End of Clause)

G.6                             LIST OF INSTALLATION-ACCOUNTABLE PROPERTY AND SERVICES (NFS 1852.245-77) (JULY 1997)

In accordance with the clause at 1852.245-71, Installation-Accountable Government Property, the Contractor is authorized use of the types of property and services listed below, to the extent they are available, in the performance of this contract within the physical borders of the installation which may include buildings and space owned or directly leased by NASA in close proximity to the installation, if so designated by the Contracting Officer.

(a)                                  Office space, work area space, and utilities. Government telephones are available for official purposes only; pay telephones are available for contractor employees for unofficial calls.

(b)                                 General and special purpose equipment, including office furniture.

(1)                                  Equipment to be made available is listed in Attachment J-3

(i)                                     List 1 – IAGP (No Class Exceptions)

(ii)                                  List 2 – IAGP (Class Exceptions)

(iii)                               List 3 – Facilities:

The Government retains accountability for this property under clause at 1852.245.71, Installation-Accountable Government Property, regardless of its authorized location.

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(2)                                  If the Contractor acquires property, title to which vests in the Government pursuant to other provisions of this contract, this property also shall become accountable to the Government upon its entry into Government records as required by the clause at 1852.245-71, Installation-Accountable Government Property.

(3)                                  The Contractor shall not bring to the installation for use under this contract any property owned or leased by the Contractor, or other property that the Contractor is accountable for under any other Government contract, without the Contracting Officer’s prior written approval. The contractor shall not utilize the installation’s central receiving station for receipt of Contractor-owned property. However, the Contractor shall provide listings suitable for establishing accountable records of all such property received, on a quarterly basis, to the Contracting Officer and the Supply and Equipment Management Officer.

(c)  Locksmith supplies from stores stock.

(d)  Vehicles (minimum of one per roving patrol, currently nine) will be provided, as available, mid-sized or larger 4-door sedans, pickups or utility vehicles. The Contractor shall provide decals, as per NASA specifications, and display same on all marked Security vehicles. Gas and maintenance provided by the Government. Third party insurance to be provided by the Contractor.

(e)  Publications and blank forms stocked by the installation.

(f)  Safety and fire protection for Contractor personnel and facilities.

(g)  Installation service facilities: [Attachment J-3, List 3].

(h)  Medical treatment of a first-aid nature for Contractor personnel injuries or illnesses sustained during on-site duty. See also Paragraph 7.1.5 of the PWS.

(i)  Cafeteria privileges for Contractor employees during normal operating hours.

(j) Building maintenance for facilities occupied by Contractor personnel.

(k)  Moving and hauling for office moves, movement of large equipment, and delivery of supplies. Moving services shall be provided on-site, as approved by the Contracting Officer.

(l)  Installation services facilities: Library, Official Mail Services (excluding meter usage), Wellness/Fitness Center, and general ODIN services as approved by the Government which includes telephones (excludes cell phones), computers, two-way radios, and network connections.

(m)  Disposal Services for excess on-site and off-site Contractor-held/Government-owned property.

(n)  Equipment and class of equipment identified in Attachment J-3, List 2 (Class Exceptions) is subject to Section G, Paragraph G-7 and is provided only to the extent as

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originally provided to the Contractor for use in performance of this contract. Additional equipment or maintenance, repair, or replacement of such equipment or class of equipment shall be Contractor furnished.

(o)  The user responsibilities of the Contractor are defined in paragraph (a) of the clause at 1852.245-71, Installation-Accountable Government Property.  They are further defined in the following property management directives and installation supplements to these directives.

(1) NPD 4100.1 Supply Support and Material Management Policy.

(2) NPG 4100.1D NASA Materials Inventory Management Manual.

(3) NPD 4200.1A Equipment Management Policy.

(4) NPG 4200.1E NASA Equipment Management Manual.

(5) NPG 4200.1B Equipment Management Manual for Property Custodians.

(6) NPD 4300.1 NASA Personal Property Disposal Policy.

(7) NPG 4300.1A NASA Personal Property Disposal Procedures and Guidelines.

(8) The Department of the Army Supply Bulletin SB 708-21, Federal Supply Classification Part 1, Groups and Classes (Dec 1986)

(End of Clause)

G.7                             REPAIR OR REPLACEMENT OF GOVERNMENT PROPERTY—SPECIAL CONDITIONS

(a)                                  Government property (plant equipment) categorized as facilities (defined in FAR 45.101 has been provided for the performance of this contract in accordance with FAR clause 52.245-2, “Government Property (Fixed-Price Contracts).

(b)                                 The Government will not authorize the maintenance, repair, or replacement of any Non-essential List 2 – IAGP (Class Exceptions) Government property identified in paragraph (e) below as a direct reimbursable cost under this contract.

(c)                                  The Contractor shall maintain complete records of Contractor-owned or leased furnished equipment, which is subject to this clause. Such records shall include item, model number, date of purchase, purchase price, depreciation schedule, and amount of depreciation recorded from time to time. The Contractor shall make these records available to the Contracting Officer promptly upon the latter’s request, along with the Contractor’s best estimate of the undepreciated balance of each item of equipment.

(d)                                 The Contractor agrees that at the end of the contract performance period, and the Government does not thereafter contract with the same Contractor as the successor

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Contractor for the same or similar services contemplated by this contract, the Contractor will, upon request by the Contracting Officer, transfer title to any Contractor owned or leased equipment identified in paragraph (c) above as identified by the Contracting Officer to either (1) the Government or (2) a successor Contractor. If a request for transfer of title to the Government is made, the Government agrees to recognize as allowable costs under the Contract, for identified equipment, so much of the cost of the equipment that has not been depreciated as of the end of the Contract performance period. If a request for transfer of title to a successor Contractor is made, the Contractor agrees to transfer title to identified equipment to the successor Contractor for applicable residual balances, subject to reasonable terms and conditions regarding payment and other matters to be agreed upon by the parties.

(e)                                  This clause shall apply to the Installation Accountable Government Property as identified in the Department of the Army Supply Bulletin SB 708-21 “Federal Supply Classification” Part 1, Groups and Classes (December 1986)

Group 51:                                             Class 5130 - Hand Tools, Power Driven

Group 74                                                Class 7420 - Accounting and Calculating Machines

Class 7430 - Typewriters and Office Type Composing Machines

Class 7450 - Office Type Sound Recording and Reproducing Machines

Class 7490 - Miscellaneous Office Machines

(End of Clause)

G.8                             ACCOUNTING AND APPROPRIATION DATA

Funding for CLINs 1A, 1B, and 1C

DCN: 72003040 - Supplement No. Basic (1P)

LI Program Code: 000 997-36-00-00-00-64-2003-00-00-54-YY00-00-2590

APPROPRIATION/AMOUNT: 803/40111                       *

Total Funding for CLINs 1A, 1B, and 1C is *

SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1                             LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER	DATE	TITLE

52.223-5	APR 1998	POLLUTION PREVENTION AND RIGHT- TO-KNOW INFORMATION

II.  NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

CLAUSE NUMBER	DATE	TITLE

1852.204-74	OCT 2001	CENTRAL CONTRACTOR REGISTRATION
1852.204-76	JUL 2000	SECURITY REQUIREMENTS FOR
UNCLASSIFIED INFORMATION TECHNOLOGY
RESOURCES
1852.208-81	AUG 1993	RESTRICTIONS ON PRINTING AND
DUPLICATING
1852.223-70	APR 2002	SAFETY AND HEALTH
1852.223-75	FEB 2002	MAJOR BREACH OF SAFETY OR SECURITY
1852.225-70	FEB 2000	EXPORT LICENSES
1852.242-72	AUG 1992	OBSERVANCE OF LEGAL HOLIDAYS
1852.246-70	MAR 1997	MISSION CRITICAL SPACE SYSTEM
PERSONNEL RELIABILITY PROGRAM

(End Of Clause)

H.2                             APPROVAL OF CONTRACT (FAR 52.204-1) (DEC 1989)

This Contract is subject to the written approval of the Procurement Officer at Stennis Space Center and shall not be binding until so approved.

H.3                             STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (52.222-42) (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

THIS STATEMENT IS FOR INFORMATION ONLY:
IT IS NOT A WAGE DETERMINATION.

(a)	Employee Class	Hourly Wage

	Secretary IV	$14.03
	Computer Operator II	$11.32
	Switchboard Operator	$9.02
	Locksmith	$14.28
	Instructor	$18.34
	Guard II	$11.32
	Guard I	$8.78
	Dispatcher	$11.20

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(b)                                 Fringe Benefits are as follows:

1.  Holidays—New Year’s Day, Martin Luther King’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day, Christmas Day, and Inauguration Day (when applicable).

2.  Annual Leave:—Two hours of annual leave each week for an employee with less than three years service; three hours of annual leave each week for an employee with three but less than fifteen years of service; and four hours of annual leave each week for an employee with fifteen or more years of service.

3.  Sick leave—Two hours of sick leave each week for all employees.

4.  Life insurance, health insurance, workers’ compensation, and Federal Insurance Compensation Act (for temporary employees) at 7 percent of basic hourly rate.

5.  Retirement at 7 percent of basic hourly rates for employees hired through December 31, 1985. Retirement at .94 percent for employees hired on January 1, 1986, or after.

6.  Medicare at 1.45 percent of basic hourly rates for employees hired on or before December 31, 1985.

7.  Social Security (inclusive of Medicare) at 7.65 percent of basic hourly rates for employees hired on or after January 1, 1986, up to a maximum gross annual salary of $61,200. The Medicare portion (1.45 percent) continues for all wages earned.

H.4                             LOCALITY WAGE DETERMINATION UNDER THE SERVICE CONTRACT ACT

The Service Contract Act of 1965, as amended shall apply to the resulting contract. The successful contractor will be required to compensate the employees engaged in performance of this contract at wage rates (including fringe benefits) at least equal to the rates prescribed in the Section J, Attachment 5.

H.5                             COLLECTIVE BARGAINING AGREEMENT

Certain employees of the current contract, NAS13-98001, with Omni-Cube LLC are represented by the Security Police and Fire Professionals of America (SPFPA) Local Union No. 711. A copy of the Collective Bargaining Agreement is located at Section J, Attachment 6.

H.6                             SECURITY CLASSIFICATION REQUIREMENTS (NASA 1852.204-75) (SEP 1989)

Performance under this contract will involve access to and/or generation of classified information, work in a secure area, or both, up to the level of SECRET.  See Federal

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Acquisition Regulation clause 52.204-2 in Section I of this contract and DD Form 254, Contract Security Classification Specification, in Section J, Attachment 7.

H.7                             GOVERNMENT/CONTRACTOR FURNISHED PROPERTY

(a)  Government Furnished Property: Attachment J-3 is a listing of property which the government will make available to the contractor for performance of this contract. The Final list of government furnished property will be incorporated into the contract by reference. If the Government fails to provide the property or services specified in Clause 1852.245-77, List of Installation Provided Property and Services, and that failure adversely affects the Contractor’s ability to perform the contract, the Contracting Officer shall, upon timely written request from the Contractor, (1) make a determination of the effect on the Contractor, and (2) equitably adjust the contract in accordance with the procedures provided in the Changes clause of this contract. Equitable adjustments made pursuant to this clause, however, shall not include adjustments in fee.

(b)  Government Replaced: Government property in Attachment J-3, List 1 (No Class Exceptions) provided to the Contractor as serviceable government property in accordance with FAR 52.245-2 shall be at the determination of the Government and shall remain Government owned property.

(c)  Contractor Replaced: Government property in Attachment J-3, List 2 (Class Exceptions) specifies existing government property made available to the contractor on an “as-is” basis in accordance with FAR 52.245-19. The Contractor shall provide any necessary replacements as Contractor owned/leased property. The Government makes no warranty whatsoever with respect to property made available “as-is”. Upon reaching the end of its useful life, it will be processed for disposal in accordance with Government procedures. Replacement and maintenance costs (excluding fuel, oil, and lubricants) of Contractor owned/leased property will be at Contractor’s expense.

(d)  Right to Purchase: If upon expiration or termination of this contract the Government does not thereafter contract with the Contractor for the performance of the same, or substantially the same services contemplated by this contract, the Contractor shall, upon request by the successor contractor(s), transfer title to any prime contractor dedicated equipment identified in the records referenced above, to the successor contractor(s) at net book value, subject to reasonable terms and conditions regarding payment and other matters to be agreed upon by the contractor and successor contractors.

H.8                             REPAIR OF GOVERNMENT PROPERTY

When Government-owned property is removed from its place of use for repair, the Contractor shall prepare a NASA Form 892 prior to removing the equipment. The form and instructions regarding its use are available from the NASA/SSC Supply Equipment Manager, (228) 688-1958. The repaired property shall be returned to the location from which it was removed unless otherwise directed by the Government.

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H.9                             MAINTENANCE OF ESSENTIAL INSTALLATION ACCOUNTABLE GOVERNMENT PROPERTY (IAGP)

The Government has designated the property in Attachment J-3, List 1 as Essential IAGP.  The contractor shall perform maintenance, calibration, and repair on this equipment in accordance with FAR 45.509-1. The contractor shall properly store Essential IAGP.

H.10                      MOTOR VEHICLE MANAGEMENT

(a)  Acquisition of Motor Vehicles: The Contractor shall operate and manage motor vehicles as necessary to support the performance of the contract. Such needed vehicles are to be operated in the manner most efficient and economical to the Government. If deemed necessary, additional vehicles may be obtained from the GSA Interagency Fleet Management System and/or from commercial sources subject to approval and authorization by the SSC Transportation Officer, When the acquisition of commercially leased vehicles is deemed appropriate, such acquisition shall be authorized by the SSC Transportation Officer and approved in advance by the Contracting Officer.

The Contractor shall assure that all operators of Government-owned vehicles posses valid state licenses. The Contractor will furnish the SSC Transportation Officer and Contracting Officer a copy of their third party automobile liability insurance policy, as defined in NFS 1852.228-75 entitled “Minimum Insurance Coverage”, covering any and all Government-owned or commercially leased vehicles.

(b)  Advance Understanding Concerning Damage to Government-owned and Commercially Leased Motor Vehicles:

(1)                                  The parties agree that the provision set forth below shall be applicable with respect to reimbursement of the Contractor for expenses incidental to loss or damage of Government-owned vehicles provided the Contractor for performance under this contract.

H.11                      LIMITATION OF FUNDS-FIXED PRICE CONTRACT (NASA 1852.232-77) (MAR 1989)

(a)  Of the total price of services for CLINs 1A, 1B, and 1C, the sum of * presently available for payment and allotted to this contract. It is anticipated that from time to time additional funds will be allocated to the contract in accordance with the following schedule, until the total price of said services is allotted:

SCHEDULE FOR ALLOTMENT OF FUNDS
Date	Amounts
Quarterly	TBD

(b)  The Contractor agrees to perform or have performed the services specified in paragraph (a) of this clause up to the point at which, if this contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause would, in the exercise of reasonable judgment

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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by the Contractor, approximate the total amount at the time allotted to the contract. The Contractor is not obligated to continue performance of the work beyond that point. The Government is not obligated in any event to pay or reimburse the Contractor more than the amount from time to time allotted to the contract, anything to the contrary in the Termination for Convenience of the Government clause notwithstanding.

(c) (1) It is contemplated that funds presently allotted to this contract will cover the work to be performed until December 6, 2002.

(2)  If funds allotted are considered by the Contractor to be inadequate to cover the work to be performed until that date, or an agreed date substituted for it, the Contractor shall notify the Contracting Officer in writing when within the next 60 days the work will reach a point at which, if the contract is terminated pursuant to the Termination for Convenience of the Government clause of this contract, the total amount payable by the Government (including amounts payable for subcontracts and settlement costs) pursuant to paragraphs (f) and (g) of that clause will approximate 75 percent of the total amount then allotted to the contract.

(3)  (i) The notice shall state the estimate when the point referred to in paragraph (c)(2) of this clause will be reached and the estimated amount of additional funds required to continue performance to the date specified in paragraph (c)(l) of this clause, or an agreed date substituted for it.

(ii) The Contractor shall, 60 days in advance of the date specified in paragraph (c)(1) of this clause, or an agreed date substituted for it, advise the Contracting Officer in writing as to the estimated amount of additional funds required for the timely performance of the contract for a further period as may be specified in the contract or otherwise agreed to by the parties.

(4) If, after the notification referred to in paragraph (c)(3)(ii) of this clause, additional funds are not allotted by the date specified in paragraph (c)(1) of this clause, or an agreed date substituted for it, the Contracting Officer shall, upon the Contractor’s written request, terminate this contract on that date or on the date set forth in the request, whichever is later, pursuant to the Termination for Convenience of the Government clause.

(d)  When additional funds are allotted from time to time for continued performance of the work under this contract, the parties shall agree on the applicable period of contract performance to be covered by these funds. The provisions of paragraphs (b) and (c) of this clause shall apply to these additional allotted funds and the substituted date pertaining to them, and the contract shall be modified accordingly.

(e) If, solely by reason of the Government’s failure to allot additional funds in amounts sufficient for the timely performance of this contract, the Contractor incurs additional costs or is delayed in the performance of the work under this contract, and if additional funds are allotted, an equitable adjustment shall be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the items to be delivered, or in the time of delivery, or both.

(f)  The Government may at any time before termination, and, with the consent of the Contractor, after notice of termination, allot additional funds for this contract.

(g)  The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the default clause of this contract. The provisions of this Limitation of Funds clause are limited to the work on and allotment of funds for the services set forth in paragraph (a) of this clause. This clause shall become inoperative upon the allotment of funds for the total price of said work except for rights and obligations then existing under this clause.

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(h)  Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience of the Government clause of this contract.

(End of clause)

H.12                      TASK ORDERING PROCEDURE AND ITS ALTERNATE I (1852.216-80) (October 1996) (This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order)

(a) Only the Contracting Officer (or the COTR for emergency ordering valued up to $2,500) may issue task orders to the Contractor, providing specific authorization or direction to perform work within the scope of the contract and as specified in the schedule. The Contractor may incur costs under this contract in performance of task orders and task order modifications issued in accordance with this clause. No other costs are authorized unless otherwise specified in the contract or expressly authorized by the Contracting Officer.

(b) Prior to issuing a task order, the Contracting Officer shall provide the Contractor with the following data:

(1) A functional description of the work identifying the objectives or results desired from the contemplated task order.

(2) Proposed performance standards to be used as criteria for determining whether the work requirements have been met.

(3) A request for a task plan from the Contractor to include the technical approach, period of performance, appropriate cost information, and any other information required to determine the reasonableness of the Contractor’s proposal.

(c) Within 5 calendar days (except in cases considered Emergency Ordering or Extraordinary/Unforeseen Security Incidents) after receipt of the Contracting Officer’s request, the Contractor shall submit a task plan conforming to the request.

(d) After review and any necessary discussions, the Contracting Officer may issue a task order to the Contractor containing, as a minimum, the following:

(1) Date of the order.

(2) Contract number and order number.

(3) Functional description of the work identifying the objectives or results desired from the task order, including special instructions or other information necessary for performance of the task.

(4) Performance standards, and where appropriate, quality assurance standards.

(5) Maximum dollar amount authorized (cost and fee or price). This includes allocation of award fee among award fee periods, if applicable.

(6) Any other resources (travel, materials, equipment, facilities, etc.) authorized.

(7) Delivery/performance schedule including start and end dates.

(8) If contract funding is by individual task order, accounting and appropriation data.

(e) The Contractor shall provide acknowledgment of receipt to the Contracting Officer within 2 calendar days after receipt of the task order.

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(f) If time constraints do not permit issuance of a fully defined task order in accordance with the procedures described in paragraphs (a) through (d), a task order which includes a ceiling price may be issued.

(g) The Contracting Officer may amend tasks in the same manner in which they were issued.

(h) In the event of a conflict between the requirements of the task order and the Contractor’s approved task plan, the task order shall prevail.

(i) Contractor shall submit monthly task order progress reports. As a minimum, the reports shall contain the following information:

(1) Contract number, task order number, and date of the order.

(2) Task ceiling price.

(3) Cost and hours incurred to date for each issued task.

(4) Costs and hours estimated to complete each issued task,

(5) Significant issues/problems associated with a task.

(6) Price summary of the status of all tasks issued under the contract.

(End of Clause)

H.13                      NASA CONTRACT DELIVERABLE SYSTEM (CDS)

Contract Data deliverables, identified in Section J, Attachment 2 shall be submitted to NASA using the NASA Acquisition Internet Service (NAIS) Contract Deliverable System (CDS). If the system is unavailable or cannot be used for submission of a particular deliverable, due to Privacy Act, Security, or other considerations, the Contractor shall notify the Contracting Officer and upload a cover letter into the CDS (after the fact if the system is unavailable) explaining the rationale for not uploading a particular deliverable into the CDS, and shall use the standard methods of delivery cited in the Distribution List and Format Instructions of the DRD.

H.14                      EXERCISE OF OPTIONS

This GSA Task Order has both Option CLIN (i.e. 4) and Option SubCLIN (i.e. 4C and 4D). The Government reserves the right to unilaterally exercise any or all Options at either the CLIN level or individually at the SubCLIN level. If the Government exercises the Option at the CLIN level, then all SubCLIN underneath that Option CLIN are exercised. If the Government exercises the Option at the SubCLIN level, then the Government may exercise part, but not all, of the SubCLIN underneath the particular Option CLIN. The Government shall provide the contractor with 30 day written notice of its intent to exercise options.

SECTION I - CONTRACT CLAUSES

I.1                                  LISTING OF CLAUSES INCORPORATED BY REFERENCE

NOTICE: In addition to the clauses incorporated into the Basic GSA contract, applicable to Schedule 539, SIN 246 54, the following contract clauses pertinent to this section are hereby incorporated by reference:

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I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)

CLAUSE NUMBER	DATE	TITLE

52.204-2	AUG 1996	SECURITY REQUIREMENTS
52.215-8	OCT 1997	ORDER OF PRECEDENCE — UNIFORM
CONTRACT FORMAT
52.217-8	NOV 1999	OPTION TO EXTEND SERVICES 30 days
52.219-14	DEC 1996	LIMITATIONS ON SUBCONTRACTING
52.223-6	JAN 1997	DRUG-FREE WORKPLACE
52.224-1	APR 1984	PRIVACY ACT NOTIFICATION
52.224-2	APR 1984	PRIVACY ACT
52.229-3	JAN 1991	FEDERAL, STATE, AND LOCAL TAXES
52.232-1	APR 1984	PAYMENTS
52.232-8	FEB 2002	DISCOUNTS FOR PROMPT PAYMENT
52.232-11	APR 1984	EXTRAS
52.232-18	APR 1984	AVAILABILITY OF FUNDS
52.232-25	JUN 1997	PROMPT PAYMENT
52.237-2	APR 1984	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION
52.237-3	JAN 1991	CONTINUITY OF SERVICES
52.239-1	AUG 1996	PRIVACY OR SECURITY SAFEGUARDS
52.243-1	AUG 1987	CHANGES-FIXED PRICE AND ITS ALTERNATE II (APR 1984)
52.245-2	DEC 1989	GOVERNMENT PROPERTY (FIXED-PRICED CONTRACTS

II.  NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES

CLAUSE NUMBER	DATE	TITLE

1852.204-75	SEP 1989	SECURITY CLASSIFICATION REQUIREMENTS
1852.219-76	JUL 1997	NASA 8 PERCENT GOAL
1852.228-75	OCT 1988	MINIMUM INSURANCE COVERAGE
1852.236-70	DEC 1988	HURRICANE PLAN
1852.237-70	DEC 1988	EMERGENCY EVACUATION PROCEDURES
1852.243-71	MAR 1997	SHARED SAVINGS

(End Of Clause)

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I.2                                  CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

FEDERAL ACQUISTION REGULATIONS AND NASA FAR SUPPLEMENT:

http://www.arnet.gov/far/

http://www.hq.nasa.gov/office/procurement/regs/nfstoc.htm

(End of clause)

I.3                                  SCA MINIMUM WAGES AND FRINGE BENEFITS APPLICABLE TO SUCCESSOR CONTRACT PURSUANT TO PREDECESSOR CONTRACTOR COLLECTIVE BARGAINING AGREEMENTS (CBA) (52.222-47 (MAY 1989)

An SCA wage determination applicable to this work has been requested from the U.S. Department of Labor. If an SCA wage determination is not incorporated herein, the bidders/offerors shall consider the economic terms of the collective bargaining agreement (CBA) between the incumbent Contractor Omni-Cube , LLC and the Security Police and Fire Professionals of America (SPFPA), formerly the International Union, United Plant Guard Workers of America (UPGWA) and its Affiliated Local 711 (union).  If the economic terms of the collective bargaining agreement or the collective bargaining agreement itself is not attached to the solicitation, copies can be obtained from the Contracting Officer. Pursuant to Department of Labor Regulation, 29 CFR 4.1b and paragraph (g) of the clause at 52.222-41, Service Contract Act of 1965, as amended, the economic terms of that agreement will apply to the contract resulting from this solicitation, notwithstanding the absence of a wage determination reflecting such terms, unless it is determined that the agreement was not the result of arm’s length negotiations or that after a hearing pursuant to section 4(c) of the Act, the economic terms of the agreement are substantially at variance with the wages prevailing in the area.

(End of Clause)

I.4                                  OMBUDSMAN (NFS 1852.215-84) AND ITS ALTERNATE I (JUN 2000)

(a)  An ombudsman has been appointed to hear and facilitate the resolution of concerns from offerors, potential offerors, and contractors during the preaward and postaward phases of this acquisition. When requested, the ombudsman will maintain strict confidentiality as to the source of the concern. The existence of the ombudsman is not to diminish the authority of the contracting officer, the Source Evaluation Board, or the selection official. Further, the ombudsman does not participate in the evaluation of proposals, the source selection process, or the adjudication of formal contract disputes. Therefore, before consulting with an ombudsman, interested parties must first address their concerns, issues, disagreements, and/or recommendations to the contracting officer for resolution.

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(b)  If resolution cannot be made by the contracting officer, interested parties may contact the installation ombudsman, Marina Benigno, NASA-SSC Code EA00, Stennis Space Center, MS 39529-6000. Telephone number: (228)-688-2387. Facsimile number: (228)-688-1946.

(c)  Concerns, issues, disagreements, and recommendations which cannot be resolved at the installation may be referred to the NASA ombudsman, the Director of the Contract Management Division, at 202-358-0422, facsimile 202-358-3083, e-mail sthomps1@hq.nasa.gov. Please do not contact the ombudsman to request copies of the solicitation, verify offer due date, or clarify technical requirements. Such inquiries shall be directed to the contracting officer or as specified elsewhere in this document.

(d)  If this is a task or delivery order contract, the ombudsman shall review complaints from contractors and ensure they are afforded a fair opportunity to be considered, consistent with the procedures of the contract.

(End of clause)

I-5                                 MINIMUM/MAXIMUM IDIQ CONTRACT VALUE (This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order)

The guaranteed minimum quantity of work (basic contract and option periods combined) that will be required under the indefinite quantity portion of this contract is $50, There will be no further obligation on the part of the Government to issue additional orders thereafter. The total maximum quantity ordered under this contract shall not exceed $5,000,000. All orders placed under this contract will be applied to the guaranteed minimum and maximum.

I.6                                  DELIVERY ORDER LIMITATIONS (52.216-19) (OCT 1995)

(This clause applies to the Indefinite Delivery Indefinite Quantity portion of this GSA Order).

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $10, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor–

(1) Any order for a single item in excess of $500,000;

(2) Any order for a combination of items in excess of $1,000,000; or

(3) A series of orders from the same ordering office within 5 days that together call for quantities exceeding the limitation in subparagraph (1) or (2) above.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.

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(d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 3 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

I.7 OPTION TO EXTEND THE TERM OF THE CONTRACT (52.217-9) (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within anytime during the period of performance of CLIN 1, or Option CLINS 2, 3, 4, or 5, if exercised; provided, that the Government gives the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 years. (5 years and 6 months if clause 52.217-8 is exercised).

(End of Clause)

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

Note: Total page count includes cover page

Attachment	Description	Date	No. Pages

1	Performance Work Statement &	11/06/2002	43 Total
	Exhibits under Attachment J-l:
	Exhibit J-1.1 Position/Post Hours Of Operation
	Exhibit J-l.2 DRD/PWS Section Cross Reference
	Exhibit J-l.3 Police Officer Standards And Training Requirements
	Exhibit J-l.4 Minimum Standards
	Exhibit J-l.5 Body Mass Index Table

2	Data Requirement Deliverables	11/06/02	24

3	List of Government Property	11/06/02	8 Total
	List 1 – Essential IAPC *
	List 2 – Non-Essential IAPG *
	List 3 – IAPG Facilities 4,221 Sq.Ft.

4	Applicable Regulations and Procedures	11/06/02	3

5	Wage Determinations

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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	2000-181 – Rev 1 and 1994-2301- Rev 18	06/19/2002	12

6	Collective Bargaining Agreement	03/10/2000	31

7	Security Classification (DD254)	11/06/02	3

8	Safety and Health Plan	08/19/02	28

[END OF SECTION]

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SECTION K - REPRESENTATIONS AND CERTIFICATIONS

K.1                             REPRESENTATIONS AND CERTIFICATIONS

SECTION K  REPRESENTATIONS   AND  CERTIFICATIONS  DATED  8/19/02  ARE INCORPORATED HEREBY INCORPORATED BY REFERENCE.